UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 15, 2015

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation)	Commission File No.	(I.R.S. Employer Identification No.)

3000 Riverchase Galleria, Suite 1700

Birmingham, Alabama 35244

(205) 745-2000

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Restructuring Support Agreement

On July 15, 2015, in connection with the filing of voluntary petitions for reorganization (the petitions collectively, the “Bankruptcy Petitions”) under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) by Walter Energy, Inc. (“Walter Energy” or the “Company”) and certain of the Company’s wholly owned domestic subsidiaries (the “Filing Subsidiaries”) in the United States Bankruptcy Court for the Northern District of Alabama (the “Court”), the Company entered into a Restructuring Support Agreement, dated as of July 15, 2015 (the “Support Agreement”), among the Company, on behalf of itself and the Filing Subsidiaries, certain holders of first-lien claims in connection with the Credit Agreement (as defined below) (the “First Lien Lenders”) and certain holders of the Company’s 9.500% Senior Secured Notes due 2019 (the “First Lien Noteholders” and collectively with the First Lien Lenders, the “First Lien Claimholders” and the First Lien Claimholders party to the Support Agreement, the  “Supporting First Lien Creditors”), providing that the Supporting First Lien Creditors, will support a restructuring of the Company, subject to the terms and conditions of the Support Agreement.

The Support Agreement provides for, among other things, (a) a consensual debt-to-equity conversion of the debt under the Credit Agreement and the Company’s 9.500% Senior Secured Notes due 2019 pursuant to a Chapter 11 plan (the “Plan”); and (b) the Company’s consensual use of the First Lien Claimholders’ cash collateral for no more than seven months to allow the Company to pursue confirmation of the Plan, subject to the terms and conditions of the order authorizing the use of cash collateral and the Support Agreement.

The Support Agreement further provides that if a Triggering Event (as defined in the Support Agreement) has occurred, holders of a majority in principal amount of First Lien Claims (as defined in the Support Agreement) held by the Supporting First Lien Creditors can, by providing notice to the Company, cause the Company to abandon the Plan process and to pursue a sale of substantially all of the assets of the Company pursuant to Section 105, 363 and 365 of the Bankruptcy Code on the terms set forth in the Support Agreement.  A “Triggering Event” is defined in the Support Agreement to include, among other things, failure to meet certain milestones with respect to achieving confirmation and consummation of the Plan on the timeline set forth in the Support Agreement and certain other events.

The Support Agreement may be terminated upon the occurrence of certain events, including: (a) certain breaches by the Company or the Supporting First Lien Creditors under the Support Agreement; (b) the failure to meet certain milestones with respect to achieving confirmation and consummation of the Plan; (c) the amendment or modification of certain documents, including the Plan, without the consent of the Supporting First Lien Creditors; and (d) the determination by the Company’s board of directors, upon the advice of counsel, that fiduciary obligations require the Company to terminate the Company’s obligations under the Support Agreement.

The description of the Support Agreement above is subject to the terms thereof, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 1.03                                           Bankruptcy or Receivership.

As described above, on July 15, 2015, the Company and the Filing Subsidiaries (together with the Company, the “Debtors”), filed the Bankruptcy Petitions.  The Company’s Canadian and United Kingdom operations are not included in the filings.  The Company’s Chapter 11 cases are being administered under the caption In re Walter Energy, Inc., et al., Case No. 15-02741-TOM. The Debtors’ have filed a motion with the Court seeking to jointly administer all of the Debtors’ Chapter 11 cases under the caption In re Walter Energy, Inc., et al. The Debtors will continue to operate their businesses as “debtors-in-possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

On July 15, 2015, the Company issued a news release announcing the filing of the Chapter 11 case. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.04                                           Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The filing of the Bankruptcy Petitions described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (the “Debt Instruments”):

•                  Credit Agreement, dated as of April 1, 2011, by and between the Company and Walter Energy Canada Holdings, Inc. and the various lenders, including Morgan Stanley Senior Funding, Inc., as administrative agent and collateral agent and the other agents named therein, with respect to approximately $978.2 million outstanding under a term loan and $70.2 million of letters of credit outstanding under a revolving loan (the “Credit Agreement”);

•                  Indenture, dated as of November 21, 2012, by and among the Company, certain subsidiaries thereof and Union Bank, N.A., as trustee, with respect to an aggregate principal amount of approximately $388.0 million of 9.875% Senior Notes due 2020, plus accrued and unpaid interest thereon;

•                  Indenture, dated as of March 27, 2013, by and among the Company, certain subsidiaries thereof and Union Bank, N.A., as trustee, with respect to an aggregate principal amount of approximately $383.3 million of 8.500% Senior Notes due 2021, plus accrued and unpaid interest thereon;

•                  Indenture, dated as of September 27, 2013, by and among the Company, certain subsidiaries thereof and Union Bank, N.A., as trustee and collateral agent, with respect to an aggregate principal amount of approximately $970.0 million of 9.500% Senior Secured Notes due 2019, plus accrued and unpaid interest thereon; and

•                  Indenture, dated as of March 27, 2014, by and among the Company, certain subsidiaries thereof and Wilmington Trust, National Association, as trustee and collateral agent, with respect to an aggregate principal amount of approximately $360.5 million of 11.0%/12.0% Senior Secured Lien PIK Toggle Notes due 2020, plus accrued and unpaid interest thereon.

The Debt Instruments provide that as a result of the Bankruptcy Petitions the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Bankruptcy Petitions and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 7.01. Regulation FD Disclosure.

On July 15, 2015, the Company announced that in anticipation of the Bankruptcy Petitions it has been engaged in confidential discussions with the Supporting First Lien Creditors. In connection with the discussions, the Company provided certain confidential information to the Supporting First Lien Creditors pursuant to nondisclosure agreements (“NDAs”) between the Company and the Supporting First Lien Creditors.  The NDAs with the Company have now expired pursuant to their terms. The Company is making the disclosures herein in accordance with the terms of the NDAs and Regulation FD.

In connection with discussions between the Company and the Supporting First Lien Creditors, together with each of their respective legal and financial advisors, the Company provided the information included in Exhibit 99.2 hereto (the “Discussion Materials”) to the Supporting First Lien Creditors and their advisors.

Any financial projections or forecasts included in the Discussion Materials (the “projections”) were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or their affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of their affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information contained in this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report and the related exhibits contain forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995.  These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Walter Energy or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report.  All statements other than statements of historical fact are forward-looking statements.  Forward-looking statements include expressions such as “believe,” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions.  All forward-looking statements made by Walter Energy are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Walter Energy’s operations and business environment, and the progress of its Chapter 11 bankruptcy proceedings, all of which are difficult to predict and many of which are beyond Walter Energy’s control, which could cause Walter Energy’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements.  Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Walter Energy’s most recently filed Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission (“SEC”), including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, which are available on Walter Energy’s website at www.walterenergy.com and on the SEC’s website at www.sec.gov; unfavorable economic, financial and business conditions; risks and uncertainties relating to the bankruptcy filing by Walter Energy, including, but not limited to, (i) Walter Energy’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 case, including maintaining strategic control as debtor-in-possession, (ii) the ability of Walter Energy and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization, (iii) the effects of Walter Energy’s bankruptcy filing on Walter Energy and on the interests of various constituents, (iv) Bankruptcy Court rulings in the Chapter 11 case as well the outcome of all other pending litigation and the outcome of the Chapter 11 case in general, (v) the length of time that Walter Energy will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the Chapter 11 case, which may interfere with Walter Energy’s ability to confirm and consummate a plan of reorganization, (vii) the potential adverse effects of the Chapter 11 proceedings on Walter Energy’s liquidity or results of operations, and (viii) increased advisory costs to execute Walter Energy’s reorganization; the impact of the NYSE’s suspension of trading and commencement of delisting proceedings on the liquidity and market price of Walter Energy’s common stock and on Walter Energy’s ability to access the public capital markets; the uncertainty that any trading market for Walter Energy’s common stock will exist or develop in the over-the-counter markets; and other risks and uncertainties.  Forward-looking statements made by Walter Energy in this Current Report, or elsewhere, speak only as of the date on which the statements were made.  New risks and uncertainties arise from time to time, and it is impossible for Walter Energy to predict these events or how they may affect it or its anticipated results.  Walter Energy does not undertake any obligation to publicly update or review any forward-looking statements except as may be required by law, whether as a result of new information, future developments or otherwise.  In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report and the related exhibits may not occur and should not place undue reliance on any forward-looking statements.

Walter Energy cautions that the trading in its securities during the pendency of Chapter 11 proceedings is highly speculative and poses substantial risks.  A joint plan of reorganization could result in Walter Energy’s outstanding common stock being diluted or extinguished, and the holders of Walter Energy’s common stock may not receive any distribution or other favorable treatment within the Chapter 11 proceedings or pursuant to any confirmed plan of reorganization based on any securities held.  Accordingly, Walter Energy’s future performance and financial results may differ materially and/or adversely from those expressed or implied in any forward-looking statements made by Walter Energy in this Current Report.

Item 9.01. Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Exhibit Description

10.1	Restructuring Support Agreement, among Walter Energy, Inc., certain wholly-owned subsidiaries named therein and certain creditors named therein, dated July 15, 2015

99.1	Press Release, dated July 15, 2015

99.2	Discussion Materials provided in connection with discussions with the Supporting First Lien Creditors, dated July, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: July 15, 2015	By:	/s/ Earl H. Doppelt
Earl H. Doppelt, Executive Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Restructuring Support Agreement, among Walter Energy, Inc., certain wholly-owned subsidiaries named therein and certain creditors named therein, dated July 15, 2015

99.1	Press Release, dated July 15, 2015

99.2	Discussion Materials provided in connection with discussions with the Supporting First Lien Creditors, dated July, 2015